EMPLOYMENT  AGREEMENT
                           ---------------------


     THIS EMPLOYMENT AGREEMENT DATED AS OF MAY 14, 2002, IS ENTERED INTO BY SERVO MAGNETICS ACQUISITION, INC., A DELAWARE CORPORATION (THE "COMPANY"), AND LESLIE HOFFMAN, AN INDIVIDUAL (THE "EMPLOYEE").

1.     EMPLOYMENT.
1.1     TITLE
        -----
.. THE COMPANY HEREBY EMPLOYS EMPLOYEE, AND EMPLOYEE HEREBY AGREES TO ACCEPT EMPLOYMENT FROM THE COMPANY AS ITS PRESIDENT AND CHIEF EXECUTIVE OFFICER
REPORTING  DIRECTLY  TO THE CEO OF RESMED INC.   EMPLOYEE AGREES TO USE HIS BEST
EFFORTS TO PROMOTE THE INTERESTS OF THE COMPANY AND TO DEVOTE HIS FULL BUSINESS TIME AND ENERGIES TO THE BUSINESS AND AFFAIRS OF THE COMPANY, UNLESS OTHERWISE AUTHORIZED BY THE BOARD OF DIRECTORS OF RESMED INC., THE PARENT CORPORATION OF THE COMPANY ("RESMED").

2.     TERM  OF  EMPLOYMENT.
2.1
     YOU AGREE TO REMAIN EMPLOYED BY THE COMPANY FOR A PERIOD OF THREE (3) YEARS AFTER THE DATE OF THIS AGREEMENT. NEVERTHELESS AND SUBJECT TO THE PROVISIONS BELOW, THE COMPANY MAY TERMINATE YOUR EMPLOYMENT AT ANY TIME FOR ANY REASON, WITH OR WITHOUT CAUSE, BY GIVING YOU WRITTEN NOTICE OF SUCH TERMINATION.

3.     COMPENSATION.
3.1     CASH  COMPENSATION
        ------------------
.. AS COMPENSATION FOR SERVICES PROVIDED TO THE COMPANY, EMPLOYEE SHALL RECEIVE A SALARY AT THE ANNUAL RATE OF $250,000, TO BE PAID BI-WEEKLY, LESS SUCH PAYROLL AND WITHHOLDING TAXES AS REQUIRED BY LAW TO BE DEDUCTED AND SUCH OTHER DEDUCTIONS AS EMPLOYEE SHALL AUTHORIZE IN WRITING (THE "BASE COMPENSATION"). THE SALARY SHALL BE PRO-RATED FOR ANY PARTIAL WEEK AT EITHER THE COMMENCEMENT OR TERMINATION OF THE EMPLOYMENT, OR AS OTHERWISE PERMITTED BY APPLICABLE LAW WITH RESPECT TO EXEMPT EMPLOYEES.
3.2     BONUS  COMPENSATION
        -------------------
.. EMPLOYEE WILL QUALIFY FOR A BONUS BASED ON 50% OF HIS BASE COMPENSATION UNDER THE RESMED SENIOR EXECUTIVE BONUS PROGRAM.
3.3     COMPANY  CAR
        ------------
.. DURING THE TERM OF THIS AGREEMENT, THE COMPANY WILL PROVIDE EMPLOYEE WITH THE USE OF A CAR SUBSTANTIALLY SIMILAR TO THE CAR CURRENTLY LEASED AND ON SUBSTANTIALLY SIMILAR TERMS TO THOSE SET FORTH IN THE MASTER LEASE AGREEMENT BY AND BETWEEN WELLS FARGO BANK, N.A. AND SERVO MAGNETICS INCORPORATED, DATED NOVEMBER 15, 2000, AS SUPPLEMENTED BY THAT CERTAIN SUPPLEMENT TO MASTER LEASE, DATED NOVEMBER 15, 2000.

4.     PARTICIPATION  IN  BENEFIT  PLANS,  REIMBURSEMENT  OF  BUSINESS EXPENSES.
4.1     BENEFIT  PLANS
        --------------
.. DURING THE TERM OF THIS AGREEMENT, EMPLOYEE SHALL BE PROVIDED WITH VACATION BENEFITS, SICK LEAVE BENEFITS, HOLIDAYS, AND OTHER BENEFITS WHICH ARE NOT LESS THAN, AND ON TERMS NO LESS FAVORABLE THAN, THOSE THAT THE COMPANY PROVIDES GENERALLY TO ITS OTHER EXECUTIVE EMPLOYEES, IF ANY. EMPLOYEE (AND ANY DEPENDENTS) MUST MEET THE ELIGIBILITY REQUIREMENTS OF ANY SUCH PLANS AS A CONDITION TO HIS (AND THEIR) PARTICIPATION. IN ADDITION, THE COMPANY AGREES TO PROVIDE CONTINUED COVERAGE FOR THE EMPLOYEE AND HIS SPOUSE UNDER THEIR EXISTING HEALTH INSURANCE POLICY WITH BLUE CROSS OF CALIFORNIA.
4.2     REIMBURSEMENT  OF  BUSINESS  EXPENSES
        -------------------------------------
.. DURING THE TERM OF THIS AGREEMENT, THE COMPANY SHALL REIMBURSE EMPLOYEE PROMPTLY FOR ALL REASONABLE EXPENSES INCURRED BY EMPLOYEE IN THE COURSE OF PERFORMING SERVICES FOR THE COMPANY, WHICH EXPENSES MAY INCLUDE, BUT ARE NOT LIMITED TO, TRAVEL, ENTERTAINMENT/MEETINGS, PARKING, PUBLICATIONS, ASSOCIATION DUES, AND CONFERENCES, PROVIDED THAT EMPLOYEE PROVIDES PROPER EVIDENCE OF SUCH EXPENSES AND SUBMITS HIS REQUESTS FOR REIMBURSEMENT IN ACCORDANCE THE POLICIES AND PROCEDURES OF THE COMPANY THEN IN EFFECT.

5.     TERMINATION  OF  EMPLOYMENT.
5.1     AUTOMATIC  TERMINATION
        ----------------------
.. THIS AGREEMENT WILL AUTOMATICALLY TERMINATE IN THE EVENT OF EMPLOYEE'S DEATH OR DISABILITY WHICH PREVENTS EMPLOYEE FROM PERFORMING THE SUBSTANTIAL MAJORITY OF HIS DUTIES AND RESPONSIBILITIES FOR A PERIOD OF 90 DAYS IN ANY TWELVE-MONTH PERIOD, UNLESS SUCH TERMINATION IS PROHIBITED BY APPLICABLE LAW. THE COMPANY SHALL HAVE NO FURTHER OBLIGATIONS TO EMPLOYEE OR HIS ESTATE UPON SUCH AUTOMATIC TERMINATION, OTHER THAN TO DISTRIBUTE TO EMPLOYEE, HIS ESTATE OR HIS SURVIVORS, AS THE CASE MAY BE, ANY UNPAID SALARY, ACCRUED BUT UNPAID BENEFITS OR UNREIMBURSED EXPENSES OWED THE EMPLOYEE AT THE DATE OF THE TERMINATION.
5.2     BY  THE  COMPANY  WITHOUT  CAUSE
        --------------------------------
.. THE COMPANY MAY TERMINATE THIS AGREEMENT WITHOUT "CAUSE" (AS HEREINAFTER DEFINED) AT ANY TIME FOLLOWING THE EFFECTIVE DATE, UPON THIRTY (30) DAYS' WRITTEN NOTICE TO EMPLOYEE, SUBJECT TO COMPLIANCE BY THE COMPANY WITH THE PROVISIONS OF SECTION 5.6 HEREOF. UPON DELIVERY OF SUCH NOTICE THE COMPANY MAY, IN ITS SOLE DISCRETION, GIVE THE TERMINATION IMMEDIATE OR SUCH EARLIER EFFECT AS IT SPECIFIES BY PAYING TO EMPLOYEE IN A LUMP SUM ANY SALARY THAT WOULD BE PAYABLE BETWEEN SUCH DATE AND THE DATE OF TERMINATION STATED IN THE NOTICE, BUT IN NO EVENT MORE THAN ONE MONTH'S SALARY, PLUS OUTSTANDING EXPENSES AND ANY ACCRUED BUT UNUSED VACATION, LESS ANY DEDUCTIONS REQUIRED BY LAW OR AUTHORIZED BY EMPLOYEE.
5.3     BY  EMPLOYEE  WITHOUT  GOOD  REASON
        -----------------------------------
..  EMPLOYEE  MAY  TERMINATE THIS AGREEMENT WITHOUT "GOOD REASON" (AS HEREINAFTER
DEFINED) AT ANY TIME FOLLOWING THE EFFECTIVE DATE, UPON THIRTY (30) DAYS' WRITTEN NOTICE TO THE COMPANY. UPON RECEIPT OF SUCH NOTICE THE COMPANY MAY, IN ITS SOLE DISCRETION, GIVE THE TERMINATION IMMEDIATE OR SUCH EARLIER EFFECT AS IT SPECIFIES BY PAYING TO EMPLOYEE IN A LUMP SUM ANY SALARY THAT WOULD BE PAYABLE BETWEEN SUCH DATE AND THE DATE OF TERMINATION STATED IN THE NOTICE, BUT IN NO EVENT MORE THAN ONE MONTH'S SALARY, PLUS OUTSTANDING EXPENSES AND ANY ACCRUED BUT UNUSED VACATION, LESS ANY DEDUCTIONS REQUIRED BY LAW OR AUTHORIZED BY EMPLOYEE.
5.4     BY  THE  COMPANY  FOR  CAUSE
        ----------------------------
.. THE COMPANY MAY TERMINATE EMPLOYEE'S EMPLOYMENT FOR "CAUSE" AT ANY TIME, UPON WRITTEN NOTICE TO EMPLOYEE. FOR PURPOSES OF THIS AGREEMENT, "CAUSE" SHALL MEAN:
(A) EMPLOYEE'S CONVICTION OF, OR PLEA OF NOLO CONTENDERE TO, A FELONY OR ANY CRIME INVOLVING MORAL TURPITUDE OR INVOLVING THE COMPANY;
(B) EMPLOYEE'S COMMISSION OF ANY ACT OF THEFT, EMBEZZLEMENT OR MISAPPROPRIATION AGAINST THE COMPANY OR AN ASSIGNEE OF THIS AGREEMENT, OR ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, SUBSIDIARIES OR SUCCESSORS;
(C) THE GROSS NEGLECT, MALFEASANCE OR NONFEASANCE OF EMPLOYEE IN THE PERFORMANCE OF THE SERVICES CONTEMPLATED HEREUNDER;
(D) A MATERIAL BREACH OF THIS AGREEMENT BY EMPLOYEE, WHICH IF CURABLE, HAS NOT BEEN CURED WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE OF SUCH BREACH TO EMPLOYEE;
(E) ANY WILLFUL MISCONDUCT OR UNETHICAL BEHAVIOR OF OR INSUBORDINATION BY EMPLOYEE;
(F) THE SEXUAL OR OTHER HARASSMENT BY EMPLOYEE OF ANY EMPLOYEE, INDEPENDENT CONTRACTOR OR CUSTOMER OF THE COMPANY OR AN ASSIGNEE OF THIS AGREEMENT, OR ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, SUBSIDIARIES OR SUCCESSORS;
(G) EMPLOYEE'S USE OF ILLEGAL DRUGS OR ABUSE OF ALCOHOL OR LEGALLY PRESCRIBED DRUGS; AND
(H) EMPLOYEE'S FAILURE TO CONSISTENTLY DISCHARGE HIS DUTIES TO THE COMPANY OR AN ASSIGNEE OF THIS AGREEMENT, OR ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, SUBSIDIARIES OR SUCCESSORS UNDER THIS AGREEMENT OR OTHERWISE.
5.5     BY  EMPLOYEE  FOR  GOOD  REASON
        -------------------------------
.. EMPLOYEE MAY TERMINATE HIS EMPLOYMENT FOR "GOOD REASON" AT ANY TIME, UPON WRITTEN NOTICE TO THE COMPANY. FOR PURPOSES OF THIS AGREEMENT, "GOOD REASON" SHALL MEAN:
(A) THE COMPANY'S FAILURE TO TIMELY MAKE ANY PAYMENTS REQUIRED UNDER THIS AGREEMENT AFTER TEN (10) DAYS WRITTEN NOTICE AND OPPORTUNITY TO CURE;
(B) THE COMPANY'S MATERIAL BREACH OF THIS AGREEMENT, WHICH, IF CURABLE, HAS NOT BEEN CURED WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE OF SUCH BREACH TO THE COMPANY;
(C) THE COMPANY'S REDUCTION OF EMPLOYEE'S ANNUAL BASE COMPENSATION BELOW $250,000 OR THE COMPANY'S REDUCTION OF THE PERCENTAGE OF BASE COMPENSATION ON WHICH EMPLOYEE'S BONUS IS BASED BELOW 50%, EXCEPT FOR ACROSS-THE-BOARD COMPENSATION REDUCTIONS SIMILARLY AFFECTING ALL MANAGEMENT PERSONNEL OF RESMED.
5.6     TERMINATION  PAYMENT
        --------------------
..  IN  THE  EVENT  THAT EMPLOYEE'S EMPLOYMENT IS TERMINATED PURSUANT TO SECTIONS
5.1 THROUGH 5.5, EMPLOYEE SHALL CONTINUE TO RENDER SERVICES TO THE COMPANY PURSUANT TO THE TERMS OF THIS AGREEMENT UNTIL THE DATE OF TERMINATION AND HE OR HIS ESTATE (AS APPLICABLE) SHALL BE PAID ANY AMOUNTS EARNED THROUGH THE DATE OF TERMINATION. IN THE EVENT THAT THIS AGREEMENT IS TERMINATED PURSUANT TO SECTIONS 5.2 OR 5.5, EMPLOYEE SHALL RECEIVE SEVERANCE IN AN AMOUNT EQUAL TO THE EMPLOYEE'S BASE COMPENSATION FOR A PERIOD EQUAL TO THE LESSER OF (I) TWELVE (12) MONTHS OR (II) THE REMAINING TERM OF THIS AGREEMENT UNDER SECTION 2 ABOVE, LESS APPLICABLE WITHHOLDING, (THE "SEVERANCE PAYMENT") IN A SINGLE LUMP SUM PAYABLE ON THE TENTH (10TH) DAY AFTER EXECUTION OF THE RELEASE DESCRIBED BELOW. EXCEPT AS PROVIDED IN THIS SECTION 5.6, EMPLOYEE SHALL NOT BE ENTITLED TO ANY OTHER
PAYMENTS OR BENEFITS IN CONNECTION WITH HIS EMPLOYMENT AND/OR THE TERMINATION THEREOF, AND SHALL HAVE NO FURTHER RIGHT TO RECEIVE COMPENSATION, BENEFITS OR OTHER CONSIDERATION FROM THE COMPANY, OR HAVE ANY OTHER REMEDY WHATSOEVER AGAINST THE COMPANY, AS A RESULT OF THE TERMINATION OF THIS AGREEMENT OR THE TERMINATION OF EMPLOYEE.
     TO BE ELIGIBLE TO RECEIVE THE SEVERANCE PAYMENT UNDER THIS SECTION 5.6, EMPLOYEE MUST EXECUTE AND DELIVER (AND NOT REVOKE, IF A REVOCATION PERIOD IS REQUIRED BY LAW) THE WAIVER AND RELEASE THAT IS ATTACHED TO THIS AGREEMENT AS APPENDIX A.

6.     NONCOMPETITION,  CONFIDENTIALITY  AND  CONFLICTS  OF  INTEREST.
6.1     NONCOMPETITION
        --------------
.. EMPLOYEE AGREES AND UNDERSTANDS THAT, DUE TO THE NATURE OF HIS POSITION WITH THE COMPANY, HE WILL GAIN POSSESSION OF CONFIDENTIAL INFORMATION ABOUT THE COMPANY AND THE WAY IT CONDUCTS ITS BUSINESS. IN CONJUNCTION WITH THE EXECUTION OF, AND AS PART OF THE CONSIDERATION GIVEN FOR, THIS AGREEMENT, EMPLOYEE WILL NOT DIVULGE ANY CONFIDENTIAL INFORMATION ABOUT THE COMPANY WITH REGARD TO SALES, ENGINEERING, OPERATIONS, OR SERVICE TO ANY OUTSIDE INTERESTS FROM THE COMPANY. THIS CONFIDENTIALITY SHALL SURVIVE TERMINATION OF HIS EMPLOYMENT WITH THE COMPANY. EMPLOYEE ACKNOWLEDGES THAT A REMEDY AT LAW FOR ANY BREACH OR THREATENED BREACH BY HIM WOULD BE INADEQUATE TO PROTECT THE COMPANY AGAINST THE CONSEQUENCES OF SUCH BREACH, AND HE THEREFORE AGREES THAT THE COMPANY SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN CASE OF ANY SUCH BREACH OR THREATENED BREACH. THE COMPANY WILL NOT PREVENT EMPLOYEE FROM CONTINUING TO USE THE KNOWLEDGE AND INFORMATION THAT HE POSSESSED PRIOR TO COMMENCING EMPLOYMENT HEREUNDER, OR ANY NON-CONFIDENTIAL INFORMATION HE ACQUIRED DURING HIS EMPLOYMENT, IN ANY LAWFUL MANNER FOLLOWING TERMINATION OF HIS EMPLOYMENT HEREUNDER.
6.2     RESTRICTIVE  COVENANT
        ---------------------
..  DURING  THE  TWELVE  (12)  MONTH  PERIOD  FOLLOWING  THE  TERMINATION DATE OF
EMPLOYEE'S EMPLOYMENT UNDER THIS AGREEMENT, EMPLOYEE SHALL NOT, WITHOUT FIRST OBTAINING THE PRIOR WRITTEN APPROVAL OF THE COMPANY, DIRECTLY OR INDIRECTLY ENGAGE IN ANY ACTIVITIES IN COMPETITION WITH THE COMPANY, OR ACCEPT EMPLOYMENT OR ESTABLISH A BUSINESS RELATIONSHIP WITH A BUSINESS ENGAGED IN COMPETITION WITH THE COMPANY AND SUCH OTHER BUSINESSES AS THE COMPANY COMES TO BE ACTIVELY ENGAGED IN DURING THE TERM OF THIS AGREEMENT, IN ANY GEOGRAPHICAL AREA IN WHICH THE COMPANY, AS OF THE TERMINATION DATE, EITHER IS CONDUCTING OR HAS MADE KNOWN TO EMPLOYEE PRIOR TO HIS TERMINATION BONA FIDE PLANS TO CONDUCT BUSINESS. THIS PROVISION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.
6.3     CONFLICTS  OF  INTEREST
        -----------------------
.. DURING HIS EMPLOYMENT, EMPLOYEE AGREES NOT TO ACQUIRE, ASSUME OR PARTICIPATE IN, DIRECTLY OR INDIRECTLY, ANY POSITION, INVESTMENT OR INTEREST KNOWN BY HIM TO BE ADVERSE OR ANTAGONISTIC TO THE COMPANY, ITS BUSINESS OR PROSPECTS, FINANCIAL OR OTHERWISE. HOWEVER, EMPLOYEE MAY OWN, SOLELY AS A PASSIVE INVESTOR, UNLESS OTHERWISE AGREED TO BY THE COMPANY IN WRITING, SECURITIES OF OTHER COMPANIES, PROVIDED HIS BENEFICIAL OWNERSHIP OF THE STOCK OF ANY ONE SUCH CORPORATION DOES NOT EXCEED 1% OF SUCH CORPORATION'S VOTING STOCK.
6.4     NON-INTERFERENCE
        ----------------
.. WHILE EMPLOYED BY THE COMPANY, AND FOR A PERIOD OF ONE (1) YEAR IMMEDIATELY FOLLOWING THE TERMINATION OF HIS EMPLOYMENT, EMPLOYEE WILL NOT INTERFERE WITH THE BUSINESS OF THE COMPANY BY:
(A) SOLICITING, ATTEMPTING TO SOLICIT, INDUCING OR OTHERWISE CAUSING ANY EMPLOYEE OF THE COMPANY TO TERMINATE HIS OR HER EMPLOYMENT IN ORDER TO BECOME AN OWNER, PARTNER, SOLE PROPRIETOR IN OR A COMPETITOR OF OR AN EMPLOYEE, CONSULTANT, LENDER OR CONTRACTOR TO OR FOR ANY COMPETITOR OF THE COMPANY; OR
(B) DIRECTLY OR INDIRECTLY SOLICITING THE BUSINESS OF ANY CUSTOMER OF THE COMPANY WHICH AT THE TIME OF TERMINATION OR ONE YEAR PRIOR THERETO WAS LISTED ON THE COMPANY'S CUSTOMER LIST, WHICH SOLICITATION, IF SUCCESSFUL, WOULD RESULT IN THE LOSS OF BUSINESS OR POTENTIAL BUSINESS FOR THE COMPANY SO LONG AS THE
POTENTIAL  BUSINESS  IS  WITHIN  THE  COMPANY'S  CORE  BUSINESS  OR IS A LOGICAL
EXTENSION  OF  SUCH  BUSINESS  AS  IT  EXISTS  AT  THE  TIME  OF  THE EMPLOYEE'S
TERMINATION.
THE PROVISIONS OF THIS SECTION 6.4 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.

7.     NOTICES.
     ALL NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER WILL BE IN WRITING. ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER SHALL BE DEEMED DULY GIVEN IF (AND THEN TWO BUSINESS DAYS AFTER) IT IS SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, AND ADDRESSED TO THE INTENDED RECIPIENT AS SET FORTH BELOW:
     IF  TO  EMPLOYEE:          LESLIE  HOFFMAN
6660  VARIEL  AVENUE
CANOGA  PARK,  CA  91203
TELECOPY:  (818)  346-6294

WITH  A  COPY  TO:
-----------------

FULBRIGHT  &  JAWORSKI  L.L.P.
865.  S.  FIGUEROA  STREET,  29TH  FLOOR
LOS  ANGELES,  CALIFORNIA  90017
ATTN:  DAVID  A.  EBERSHOFF,  ESQ.
TELECOPY:  (213)  680-4518

IF  TO  THE  COMPANY:          SERVO  MAGNETICS  ACQUISITION,  INC.
RESMED  INC.
14040  DANIELSON  STREET
POWAY,  CALIFORNIA  92064
ATTN:  LEGAL  DEPARTMENT
TELECOPY:  (858)  746-2830

WITH  A  COPY  TO:
------------------

LATHAM  &  WATKINS
650  TOWN  CENTER  DRIVE
20TH  FLOOR
COSTA  MESA,  CALIFORNIA  92626
ATTN:  PATRICK  T.  SEAVER,  ESQ.
TELECOPY:  (714)  755-8290

ANY PARTY MAY SEND ANY NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION HEREUNDER TO THE INTENDED RECIPIENT AT THE ADDRESS SET FORTH ABOVE USING ANY OTHER MEANS (INCLUDING PERSONAL DELIVERY, EXPEDITED COURIER, MESSENGER SERVICE, TELECOPY, TELEX, ORDINARY MAIL, OR ELECTRONIC MAIL), BUT NO SUCH NOTICE, REQUEST, DEMAND, CLAIM, OR OTHER COMMUNICATION SHALL BE DEEMED TO HAVE BEEN DULY GIVEN UNLESS AND UNTIL IT ACTUALLY IS RECEIVED BY THE INTENDED RECIPIENT. ANY
PARTY MAY CHANGE THE ADDRESS TO WHICH NOTICES, REQUESTS, DEMANDS, CLAIMS, AND OTHER COMMUNICATIONS HEREUNDER ARE TO BE DELIVERED BY GIVING THE OTHER PARTIES NOTICE IN THE MANNER HEREIN SET FORTH.

8.     MODIFICATIONS;  WAIVERS;  APPLICABLE  LAW.
     NO PROVISION IN THIS AGREEMENT MAY BE MODIFIED, WAIVED OR DISCHARGED UNLESS SUCH WAIVER, MODIFICATION OR DISCHARGE IS AGREED TO IN WRITING, SIGNED BY EMPLOYEE AND BY THE CHIEF EXECUTIVE OFFICER OF THE COMPANY.

9.     SEVERABILITY.
     IF ANY PROVISION OF THIS AGREEMENT IS DETERMINED TO BE INVALID OR IS IN ANY WAY MODIFIED BY ANY GOVERNMENTAL AGENCY, TRIBUNAL OR COURT OF COMPETENT
JURISDICTION, SUCH DETERMINATION SHALL BE CONSIDERED AS RELATING ONLY TO A SEPARATE, DISTINCT, AND INDEPENDENT PART OF THIS AGREEMENT AND SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OF THE REMAINING PROVISIONS OF THIS AGREEMENT.

10.     SUCCESSOR  RIGHTS  AND  ASSIGNMENT.
     THIS AGREEMENT SHALL BIND, INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY EMPLOYEE'S PERSONAL OR LEGAL REPRESENTATIVES, EXECUTORS, ADMINISTRATORS, SUCCESSORS, HEIRS, DISTRIBUTEES, AND LEGATEES. THE RIGHTS AND OBLIGATIONS OF THE COMPANY UNDER THIS AGREEMENT MAY BE ASSIGNED BY THE COMPANY, IN WHICH EVENT IT SHALL BE BINDING UPON, AND INURE TO THE BENEFIT OF, THE PERSON(S) OR
ENTITY(IES) TO WHOM IT IS ASSIGNED. EMPLOYEE MAY NOT ASSIGN HIS DUTIES HEREUNDER AND HE MAY NOT ASSIGN ANY OF HIS RIGHTS HEREUNDER WITHOUT THE WRITTEN CONSENT OF THE COMPANY.

11.     REPRESENTATIONS  OF  EMPLOYEE.
        -----------------------------
     EMPLOYEE REPRESENTS AND WARRANTS THAT HIS ENTRY INTO AND THE PERFORMANCE OF THE DUTIES AND OBLIGATIONS CALLED FOR HEREIN DO NOT BREACH OR OTHERWISE VIOLATE ANY LEGAL OBLIGATION OF EMPLOYEE, COMMON LAW, STATUTORY OR CONTRACTUAL.

12.     ENTIRE  AGREEMENT.
        -----------------
     THIS AGREEMENT CONTAINS ALL OF THE TERMS AND CONDITIONS AGREED UPON BY THE PARTIES. ANY PRIOR DRAFTS, DISCUSSIONS OR NEGOTIATIONS ARE SUPERCEDED BY THIS AGREEMENT.


IN WITNESS WHEREOF, EMPLOYEE AND THE COMPANY HEREBY EXECUTE THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.
THE  COMPANY

SERVO  MAGNETICS  ACQUISITION,  INC.,
A  DELAWARE  CORPORATION
BY:     /S/  W  FLICKER
        ---------------
NAME:  W  FLICKER
     ------------
TITLE:     SECRETARY
           ---------
EMPLOYEE
LESLIE  HOFFMAN,
AN  INDIVIDUAL

/S/  LESLIE  HOFFMAN
--------------------

                                   APPENDIX  A
WAIVER  AND  RELEASE  OF  CLAIMS

     IN EXCHANGE FOR PAYMENT TO ME OF AMOUNTS PURSUANT TO SECTION 5.6 OF MY EMPLOYMENT AGREEMENT (THE "AGREEMENT") WITH SERVO MAGNETICS ACQUISITION, INC. (THE "COMPANY") AND FOR THE OTHER BENEFITS PROVIDED TO ME THEREIN, TO WHICH AGREEMENT THIS FORM IS ATTACHED, I HEREBY FURNISH THE COMPANY WITH THE FOLLOWING RELEASE AND WAIVER.

     I HEREBY RELEASE AND FOREVER DISCHARGE THE COMPANY, ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, STOCKHOLDERS, SUCCESSORS, ASSIGNS AND AFFILIATES, OF AND FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, COSTS, EXPENSES, ATTORNEYS' FEES, DAMAGES, INDEMNITIES AND OBLIGATIONS OF EVERY KIND AND NATURE, IN LAW, EQUITY, OR OTHERWISE, KNOWN AND UNKNOWN, SUSPECTED AND UNSUSPECTED, DISCLOSED AND UNDISCLOSED, ARISING AT ANY TIME PRIOR TO AND INCLUDING MY EMPLOYMENT TERMINATION DATE WITH RESPECT TO ANY CLAIMS RELATING TO MY EMPLOYMENT AND THE TERMINATION OF MY EMPLOYMENT, INCLUDING BUT NOT LIMITED TO, CLAIMS PURSUANT TO ANY FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT INCLUDING, BUT NOT LIMITED TO, DISCRIMINATION CLAIMS, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, AS AMENDED, THE AMERICAN WITH DISABILITIES ACT, AS AMENDED, CLAIMS UNDER THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AS AMENDED, AND THE FEDERAL AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, AS AMENDED ("ADEA"), OR CLAIMS FOR WRONGFUL TERMINATION, BREACH OF THE COVENANT OF GOOD FAITH, CONTRACT CLAIMS, TORT CLAIMS, AND WAGE OR BENEFIT CLAIMS, INCLUDING BUT NOT LIMITED TO, CLAIMS FOR SALARY, BONUSES, COMMISSIONS, STOCK, STOCK OPTIONS, VACATION PAY, FRINGE BENEFITS, SEVERANCE PAY OR ANY FORM OF COMPENSATION; PROVIDED HOWEVER, THAT NOTHING IN THIS RELEASE SHALL AFFECT ANY RIGHTS I MAY HAVE (I) UNDER THAT CERTAIN AGREEMENT AND PLAN OF MERGER, DATED AS OF MAY 14, 2002, BY AND AMONG ME, SERVO MAGNETICS INCORPORATED, A CALIFORNIA CORPORATION, THE COMPANY, AND RESMED INC., A DELAWARE CORPORATION, RELATING TO MATTERS OTHER THAN MY EMPLOYMENT WITH THE COMPANY, OR (II) TO INDEMNIFICATION BY THE COMPANY FOR ANY ACTIONS OR CLAIMS BROUGHT AGAINST ME IN MY CAPACITY AS OFFICER, DIRECTOR OR AGENT OF THE COMPANY, WHETHER SUCH INDEMNIFICATION RIGHTS ARE PURSUANT TO THE BYLAWS OR THE CERTIFICATE OF INCORPORATION OF THE COMPANY OR PURSUANT TO ANY INSURANCE POLICY MAINTAINED BY THE COMPANY.

     I ALSO ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND SECTION 1542 OF THE CALIFORNIA CIVIL CODE WHICH READS AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I HEREBY EXPRESSLY WAIVE AND RELINQUISH ALL RIGHTS AND BENEFITS UNDER THAT SECTION AND ANY LAW OF ANY JURISDICTION OF SIMILAR EFFECT WITH RESPECT TO ANY CLAIMS I MAY HAVE AGAINST THE COMPANY.

     I  ACKNOWLEDGE  THAT,  AMONG  OTHER  RIGHTS, I AM WAIVING AND RELEASING ANY
RIGHTS I MAY HAVE UNDER ADEA, THAT THIS WAIVER AND RELEASE IS KNOWING AND VOLUNTARY, AND THAT THE CONSIDERATION GIVEN FOR THIS WAIVER AND RELEASE IS IN ADDITION TO ANYTHING OF VALUE TO WHICH I WAS ALREADY ENTITLED AS AN EMPLOYEE OF THE COMPANY. I FURTHER ACKNOWLEDGE THAT IF I AM OVER 40 I HAVE BEEN ADVISED, AS REQUIRED BY THE OLDER WORKERS BENEFIT PROTECTION ACT, THAT: (A) THE WAIVER AND RELEASE GRANTED HEREIN DOES NOT RELATE TO CLAIMS WHICH MAY ARISE AFTER THIS
RELEASE IS EXECUTED; (B) I HAVE BEEN ADVISED OF MY RIGHT TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THIS AGREEMENT (ALTHOUGH I MAY CHOOSE VOLUNTARILY NOT TO DO SO); (C) I HAVE TWENTY-ONE (21) DAYS FROM THE DATE I RECEIVE THIS AGREEMENT, IN WHICH TO CONSIDER THIS AGREEMENT (ALTHOUGH I MAY CHOOSE VOLUNTARILY TO EXECUTE THIS AGREEMENT EARLIER AND THEREBY WAIVE ALL OR A PORTION OF THE 21-DAY PERIOD); (D) I HAVE SEVEN (7) DAYS FOLLOWING THE EXECUTION OF THIS AGREEMENT TO REVOKE MY CONSENT TO THE AGREEMENT; AND (E) THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL THE SEVEN (7) DAY REVOCATION PERIOD HAS EXPIRED.

DATE:  MAY  14,  2002               BY:    /S/  LESLIE  HOFFMAN
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                                           LESLIE  HOFFMAN